EXHIBIT 15

To the Board of Directors and Shareholders of Morgan Stanley:

We have reviewed, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the unaudited condensed consolidated interim financial statements of Morgan Stanley and subsidiaries (the “Firm”) for the three-month and nine-month periods ended September 30, 2018 and 2017, as indicated in our report dated November 5, 2018; because we did not perform an audit, we expressed no opinion on that information.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, is incorporated by reference in the following Registration Statements of the Firm:

Filed on Form S-3:
Registration Statement No. 33-57202
Registration Statement No. 33-60734
Registration Statement No. 33-89748
Registration Statement No. 33-92172
Registration Statement No. 333-07947
Registration Statement No. 333-27881
Registration Statement No. 333-27893
Registration Statement No. 333-27919
Registration Statement No. 333-46403
Registration Statement No. 333-46935
Registration Statement No. 333-76111
Registration Statement No. 333-75289
Registration Statement No. 333-34392
Registration Statement No. 333-47576
Registration Statement No. 333-83616
Registration Statement No. 333-106789
Registration Statement No. 333-117752
Registration Statement No. 333-129243
Registration Statement No. 333-131266
Registration Statement No. 333-155622
Registration Statement No. 333-156423
Registration Statement No. 333-178081
Registration Statement No. 333-200365
Registration Statement No. 333-200365-12
Registration Statement No. 333-221595
Registration Statement No. 333-221595-01

Filed on Form S-4:
Registration Statement No. 333-25003

Filed on Form S-8:
Registration Statement No. 33-63024
Registration Statement No. 33-63026
Registration Statement No. 33-78038
Registration Statement No. 33-79516
Registration Statement No. 33-82240
Registration Statement No. 33-82242
Registration Statement No. 33-82244
Registration Statement No. 333-04212
Registration Statement No. 333-28141
Registration Statement No. 333-28263
Registration Statement No. 333-62869
Registration Statement No. 333-78081
Registration Statement No. 333-95303
Registration Statement No. 333-55972
Registration Statement No. 333-85148
Registration Statement No. 333-85150
Registration Statement No. 333-108223
Registration Statement No. 333-142874
Registration Statement No. 333-146954
Registration Statement No. 333-159503
Registration Statement No. 333-159504
Registration Statement No. 333-159505
Registration Statement No. 333-168278
Registration Statement No. 333-172634
Registration Statement No. 333-177454
Registration Statement No. 333-183595
Registration Statement No. 333-188649
Registration Statement No. 333-192448
Registration Statement No. 333-204504
Registration Statement No. 333-211723
Registration Statement No. 333-218377

We also are aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statements prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.

/s/ Deloitte & Touche LLP

New York, New York

November 5, 2018